UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

THARIMMUNE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[●], 2025

To our Stockholders:

A special meeting of stockholders will be held on January 30, 2026, at 10:00 a.m. Eastern Time (the “Special Meeting”) to conduct the following items of business:

● Proposal 1: To elect two new directors to our Board of Directors;

● Proposal 2: To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of the Strategic Advisor Warrants issued to certain strategic advisors in connection with the Strategic Advisor Agreement;

● Proposal 3: To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of the Cryptocurrency Pre-Funded Warrants issued in connection with our acceptance of Canton Coin cryptocurrency as consideration in our private placement offering;

● Proposal 4: To approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of Advisor RSUs and shares of our common stock upon the settlement of Advisor RSUs issued to our placement agent in connection with our private placement offering;

● Proposal 5: To approve an amendment to our Amended and Restated 2023 Omnibus Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 7,000,000 shares; and

● Proposal 6: To authorize one or more adjournments of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 1, 2, 3, 4 or 5.

The Board unanimously recommends that you vote FOR the election of each director nominee and FOR Proposals 2, 3, 4 and 5.

The special meeting will be a completely virtual meeting conducted via live webcast. You will be able to attend the Special Meeting online, vote electronically and submit your questions during the Special Meeting by visiting www.proxyvote.com and entering your 16-digit control number. You will not be able to attend the Special Meeting in person.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote via the Internet, by telephone, or by completing, dating, signing and returning the enclosed proxy card or voting instruction card, so your shares will be represented at the Special Meeting. Instructions on voting your shares are in the proxy materials you received for the Special Meeting.

Details regarding admission to the virtual Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting of Stockholders and proxy statement. You are entitled to vote at our Special Meeting and any adjournments or postponements thereof only if you were a stockholder as of December 3, 2025.

Your vote is important. Whether or not you plan to attend the Special Meeting online, please submit your proxy vote as soon as possible so that your shares can be voted at our Special Meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy in accordance with the procedures set forth in the accompanying proxy statement and vote in person.

Thank you for your continued support of Tharimmune.

Sincerely,

Mark Wendland

Chief Executive Officer

THARIMMUNE, INC.

34 Shrewsbury Ave, Suite 1C

Red Bank, NJ, 07701

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 30, 2026

Notice is hereby given that a special meeting of stockholders of Tharimmune, Inc. (the “Company,” “Tharimmune,” “we” or “us”) will be held on January 30, 2026, at 10:00 a.m. Eastern Time (the “Special Meeting”), as a virtual meeting at www.virtualshareholdermeeting.com/THAR2026SM. At the special meeting of stockholders or any adjournment or postponement thereof, you will be asked to consider and vote upon the following proposals:

● Proposal 1: To elect two new directors to our Board of Directors;

● Proposal 2: To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of the Strategic Advisor Warrants issued to certain strategic advisors in connection with the Strategic Advisor Agreement;

● Proposal 3: To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of the Cryptocurrency Pre-Funded Warrants issued in connection with our acceptance of Canton Coin cryptocurrency as consideration in our private placement offering;

●Proposal 4: To approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of Advisor RSUs and shares of our common stock upon the settlement of Advisor RSUs issued to our placement agent in connection with our private placement offering;

● Proposal 5: To approve an amendment to our Amended and Restated 2023 Omnibus Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 7,000,000 shares; and

● Proposal 6: To authorize one or more adjournments of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 1, 2, 3, 4 or 5.

Through the website above, you will be able to attend the Special Meeting online, vote electronically, and submit your questions during the Special Meeting. Your attention is directed to the accompanying proxy statement which is set forth on the following pages, where details regarding how to attend the Special Meeting online and the foregoing items of business are more fully described. The Board of Directors has fixed the close of business on December 3, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record at the close of business on December 3, 2025 are entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof.

The Board unanimously recommends that you vote FOR the election of each director nominee and FOR Proposals 2, 3, 4 and 5.

Your vote is extremely important, regardless of the number of shares of common stock you own. Whether or not you plan to virtually attend the Special Meeting, you are respectfully requested by the Board of Directors to promptly submit your proxy by telephone or over the Internet in accordance with the instructions on the proxy card or voting instruction card or sign, date and return the proxy card or voting instruction card. If you received this notice and the accompanying proxy statement in the mail, a return envelope is enclosed for your convenience. This will not prevent you from voting at the Special Meeting since you may revoke your proxy at any time prior to the Special Meeting or vote electronically at the Special Meeting, but submitting your proxy will help to ensure the presence of a quorum at the Special Meeting and avoid added proxy solicitation costs.

By Order of the Board of Directors,

Mark Wendland

Chief Executive Officer

Red Bank, New Jersey

[●], 2025

Important Notice Regarding the Availability of Proxy Materials for the

Tharimmune, Inc. Special Meeting of Stockholders to be Held on January 30, 2026:

The Notice of Special Meeting of Stockholders, accompanying proxy statement and annual report to stockholders are available at www.proxyvote.com.

i

THARIMMUNE, INC.

PROXY STATEMENT

2026 SPECIAL MEETING OF STOCKHOLDERS

January 30, 2026

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Who is soliciting my vote?

The Board of Directors (the “Board”) of Tharimmune, Inc. (the “Company”, “we” or “us”) is soliciting your proxy, as a holder of our common stock (the “Common Stock”), for use at the special meeting of stockholders to be held on January 30, 2026, at 10:00 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/THAR2026SM and any adjournment or postponement of such meeting (the “Special Meeting”).

The Notice of Special Meeting of Stockholders (the “Notice”), proxy statement and form of proxy card are expected to be first mailed to stockholders of record on or about [●], 2025.

What is the purpose of the Special Meeting?

At the Special Meeting, you will be voting on:

● Proposal 1: To elect two new directors to our Board of Directors;

● Proposal 2: To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of the Strategic Advisor Warrants issued to certain strategic advisors in connection with the Strategic Advisor Agreement;

● Proposal 3: To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of the Cryptocurrency Pre-Funded Warrants issued in connection with our acceptance of Canton Coin cryptocurrency as consideration in our private placement offering;

● Proposal 4: To approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of Advisor RSUs and shares of our common stock upon the settlement of Advisor RSUS issued to our placement agent in connection with our private placement offering;

● Proposal 5: To approve an amendment to our Amended and Restated 2023 Omnibus Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 7,000,000 shares; and

● Proposal 6: To authorize one or more adjournments of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 1, 2, 3, 4 or 5.

The Board unanimously recommends that you vote FOR the election of each director nominee and FOR Proposals 2, 3, 4 and 5.

Who is entitled to vote?

You may vote if you owned shares of our Common Stock at the close of business on December 3, 2025 (the “Record Date”), provided such shares are held directly in your name as the stockholder of record or are held for you as the beneficial owner through a broker, bank or other nominee. Each share of Common Stock is entitled to vote on each matter properly brought before the meeting. As of December 3, 2025, we had 36,444,785 shares of Common Stock outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner?

Stockholders of Record. If your shares of Common Stock are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us.

Beneficial Owners. Many of our stockholders hold their shares of Common Stock through a broker, bank or other nominee rather than directly in their own names. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner with respect to those shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Special Meeting.

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Can I vote my shares without attending the Special Meeting?

Stockholders of Record. You may vote by internet, by phone or by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided. To vote by internet or phone, you will need to use a control number provided to you in the materials with this proxy statement and follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Beneficial Owners. If you are a beneficial owner, you must vote your shares in the manner prescribed by your broker, bank or other nominee. You will receive a voting instruction card (not a proxy card) to use in directing the broker, bank or other nominee how to vote your shares. You may also have the option to vote your shares via the internet or phone.

May I attend the Special Meeting and vote my shares virtually?

The Special Meeting will be held entirely online. To participate in the Special Meeting, you will need the 16-digit control number included on the instructions that accompanied your proxy materials. We encourage you to access the meeting prior to the start time. If your shares are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Special Meeting by logging into your bank or brokerage firm’s website and selecting the stockholder communications mailbox to access the meeting. The control number will automatically populate. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Can I change my vote?

Stockholders of Record. You may change your vote at any time before your proxy is exercised by sending a written notice of revocation or a later-dated proxy to our Secretary, which must be received prior to commencement of the Special Meeting; by submitting a later-dated proxy via internet or phone; or by voting in person at the Special Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day beginning immediately and will close at 11:59 p.m. Eastern Time on January 21, 2026. Your virtual attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you electronically vote at the Special Meeting or file the proper documentation for it to be so revoked.

Beneficial Owners. If you hold your shares through a broker, bank or other nominee, you should contact such person prior to the time such voting instructions are exercised.

What does it mean if I receive more than one proxy card or voting instruction card?

If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with brokers, banks or other nominees and/or our transfer agent. Please sign and deliver, or otherwise vote, each proxy card and voting instruction card that you receive. We recommend that you contact your nominee and/or our transfer agent, as appropriate, to consolidate as many accounts as possible under the same name and address. Our transfer agent is Pacific Stock Transfer Company, 6725 Via Austi Pkwy, Suite 300, Las Vegas, NV 89119.

What if I do not vote for some of the items listed on my proxy or voting instruction card?

Stockholders of Record. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Shares represented by proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in the manner recommended by the Board on those matters and as the proxyholders may determine in their discretion for any other matters properly presented for a vote at the Special Meeting.

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Beneficial Owners. If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each matter.

How many shares must be present to hold the meeting?

In order for us to conduct the Special Meeting, holders of one-third of the voting power of our outstanding shares of stock entitled to vote as of the Record Date, December 3, 2025, must be present by remote communication or by proxy at the Special Meeting. This is called a quorum. Abstentions (as well as broker non-votes, if any) will be considered present for purposes of determining a quorum. If a quorum is not reached, the Special Meeting will be adjourned until a later time.

What vote is required to approve each item of business?

Proposal 1 - Election of Directors. Directors are elected by a plurality of the votes of the shares present by remote communication, or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the election of directors. You may either vote “FOR” the nominee or “WITHHOLD” your vote with respect to the nominee. Broker non-votes and withhold votes, if any, will have no effect on the outcome of this proposal.

Proposal 2 - Strategic Advisor Warrant Proposal. The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Special Meeting and entitled to vote is required to approve this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.

Proposal 3 - Cryptocurrency Warrant Proposal. The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Special Meeting and entitled to vote is required to approve this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.

Proposal 4 – The Restricted Stock Proposal. The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Special Meeting and entitled to vote is required to approve this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.

Proposal 5 - Amendment to the 2023 Equity Incentive Plan Proposal. The affirmative vote of the holders of a majority of the shares (by voting power) present in person at the Special Meeting or represented by proxy and entitled to vote at the Special Meeting is required to approve the proposed amendment of the 2023 Equity Incentive Plan. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.

Proposal 6 - Approval of Adjournment. The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present by remote communication or represented by proxy at the Special Meeting and entitled to vote is required for any adjournment of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 1, 2, 3, 4 or 5. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.

Other Matters. The Board does not propose to conduct any business at the Special Meeting, nor is it aware of any other matter to be presented for action at the Special Meeting, other than as stated above.

Who will count the votes and where can I find the voting results?

Broadridge Financial Solutions, Inc. (“Broadridge”) will tabulate the voting results and a representative of Morrow Sodali LLC will act as inspector of election.

We intend to announce the preliminary voting results at the Special Meeting and, in accordance with the rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final voting results in a current report on Form 8-K within four business days of the Special Meeting.

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PROPOSAL 1

ELECTION OF DIRECTORS

General

Upon shareholder approval of the director nominees to the Board, Sireesh Appajosyula will resign from the Board. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. It is the Company’s policy to invite its nominees for directors to attend the Special Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

Directors will be elected by a plurality of the votes of the shares present by remote communication, or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the election of directors. Accordingly, the two nominees receiving a plurality of the affirmative votes will be elected.

Nominees

The Company seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Board has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each nominee that led the Board to believe that that nominee should serve on the Board. However, each of the members of the Board may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

Name	Age	Position
Jill E. Sommers	57	Director
William Wiley	38	Director

Jill E. Sommers

Ms. Sommers is an experienced regulatory and public policy professional with nearly three decades of experience in the derivatives and financial markets. She previously served as the Chair of the Derivative Practice Group of Potamak Global Partners until March 2025. Ms. Sommers has also served two consecutive terms as a Commissioner of the U.S. Commodity Futures Trading Commission (“CFTC”) from 2007 to 2013. Earlier in her career, Ms. Sommers held senior policy and regulatory roles, including serving as Policy Director and Head of Government Affairs at the International Swaps and Derivatives Association (“ISDA”) and as Managing Director of Regulatory Affairs at the Chicago Mercantile Exchange.

Ms. Sommers currently serves on the boards of directors of MIAX Futures Exchange, Bloomberg SEF, and the MIAX DX. She has also served as a board member of Cboe Global Markets, Inc. and the National Futures Association. Ms. Sommers holds a B.A. in Political Science from the University of Kansas.

Ms. Sommers brings to the Board extensive experience in derivatives regulation, corporate governance, and public policy. The Board believes that this experience and perspective make her well qualified to serve as a director.

William Wiley

Mr. Wiley has served as Head of the Equities and Latency Sensitive Business Unit of DRW Holdings, LLC (“DRW”) since October 2025 and has also served as Chief of Staff to DRW’s Founder and Chief Executive Officer since February 2025. From August 2022 to October 2025, Mr. Wiley served as Chief Operating Officer of DRW’s Equities and Latency Sensitive Business Unit, overseeing day-to-day operations and scaling a global, multi-asset electronic trading platform. Prior to DRW, Mr. Wiley served as Global Head of Strategy at Instinet Holdings Inc. (“Instinet”) from April 2018 to August 2022, where he was a member of Instinet’s Global Executive Committee and led firmwide strategy, operations, and strategic transactions across the institutional equities brokerage franchise. From 2010 to 2017, Mr. Wiley held a series of roles at KCG Holdings, Inc. (“KCG”), including Chief Operating Officer of Client Execution Services from September 2013 to July 2017. Mr. Wiley received a B.S. in Business Administration and a B.S. in Economics from Villanova University and is a Chartered Financial Analyst (CFA) charterholder. Mr. Wiley’s extensive experience in capital markets and steering business strategies, together with his track record leading complex global operations, qualifies him to serve on our board.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Board Composition and Leadership Structure

Although the Company does not have a formal policy regarding the separation of its Chair and Chief Executive Officer positions, Mark Wendland serves as Chief Executive Officer of the Company and Vincent LoPriore serves as Chair of the Board. Due to the size of our Company, we believe that this structure is appropriate. We believe that the fact that four of the seven members of the Board are independent reinforces the independence of the Board in its oversight of our business and affairs, and provides for objective evaluation and oversight of management’s performance, as well as management accountability.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at periodic Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of major financial risk exposures, internal control over financial reporting, disclosure controls and procedures and legal and regulatory compliance. The compensation committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The nominating and corporate governance committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committee must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, compensation committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

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Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that James Gordon Liddy, Clay Kahler and Gary Stetz three of our seven directors, and one of our director nominees, William Wiley qualify as “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committees of our Board of Directors

Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available without charge on our website at www.tharimmune.com. In addition from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Audit Committee

Our audit committee is responsible for, among other things:

●	approving and retaining the independent auditors to conduct the annual audit of our financial statements;
●	reviewing the proposed scope and results of the audit;
●	reviewing and pre-approving audit and non-audit fees and services;
●	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;
●	reviewing and approving transactions between us and our directors, officers and affiliates;
●	establishing procedures for complaints received by us regarding accounting matters;
●	overseeing internal audit functions, if any; and
●	preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

As of December 3, 2025, our audit committee consisted of Gary Stetz, James Liddy and Clay Kehler, with Gary Stetz serving as chair. Our board of directors has affirmatively determined that Clay Kahler, Gary Stetz and James Gordon Liddy each meet the definition of “independent director” under Nasdaq rules, and that they meet the independence standards under Rule 10A-3. Each member of our audit committee meets the financial literacy requirements of Nasdaq. In addition, our board of directors has determined that Gary Stetz qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our board of directors has adopted a written charter for the audit committee which is available on our website at www.tharimmmune.com.

Compensation Committee

Our compensation committee is responsible for, among other things:

●	reviewing and recommending the compensation arrangements for management, including the compensation for our chief executive officer;
●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;
●	administering our stock incentive plans; and
●	preparing the report of the compensation committee that the rules of the SEC require to be included in our annual meeting proxy statement.

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As of December 3, 2025, our compensation committee consisted of Gary Stetz, James Liddy and Clay Kehler, with Gary Stetz serving as chair. Our board has determined that Gary Stetz, James Liddy and Clay Kehler are each independent directors under Nasdaq rules. Our board of directors has adopted a written charter for the compensation committee which is available on our website at www.tharimmune.com.

Nominating and Governance Committee

Our nominating and governance committee is responsible for, among other things:

●	nominating members of the board of directors;
●	developing a set of corporate governance principles applicable to our Company; and
●	overseeing the evaluation of our board of directors.

As of December 3, 2025, our nominating and corporate governance committee consisted of Gary Stetz and James Liddy, with Clay Kahler serving as chair. Our Board has determined that Gary Stetz, Clay Kahler and James Liddy are each independent directors under Nasdaq rules. Our board of directors has adopted a written charter for the nominating and governance committee which is available on our website at www.tharimmune.com.

Scientific Advisory Board

We are supported by members of our Scientific Advisory Board who provide advice and guidance in their respective fields of expertise from pre-clinical to clinical development. Our Scientific Advisory Board is currently composed of the following members who receive options to purchase shares of our common stock:

●	Andreas Kremer, MD, PhD - Clinical Scientist and Professor of Hepatology in Zurich
●	Alan Bonder, MD, PhD - Associate Professor of Medicine at Harvard Medical School and Medical Director of Liver Transplant at Beth Israel Deaconess Medical Center in Boston
●	John Lambert, PhD - Leading expert in field of ADC discovery and development
●	Vaughn Smider, MD, PhD - Founder and President of Applied Biomedical Science Institute (ASBSI) and adjunct Professor at Scripps Research Institute

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is filed as an exhibit to our Annual Report on Form 10-K and is posted on our website, www.tharimmune.com. We intend to post on our website all disclosures that are required by law or Nasdaq rules concerning any amendments to, or waivers from, any provision of the code.

Anti-hedging

As part of our Insider Trading Policy, all of our officers, directors, employees and consultants and family members or others sharing a household with any of the foregoing or that may have access to material non-public information regarding our Company are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits such persons from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan unless pre-cleared by our Insider Trading Compliance Officer. As of December 3, 2025, none of our directors or executive officers had pledged any shares of our common stock.

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Family Relationships

There are no family relationships among any of our executive officers or directors.

Arrangements between Officers and Directors

Except as set forth herein regarding Mr. Toomey and Mr. Wendland or in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, to our knowledge, there is no arrangement or understanding between any of our officers or directors and any other person pursuant to which such officer or director was selected to serve as an officer or director of the Company.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board and Committee Meetings and Attendance

Our Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During the 2024 fiscal year, our Board of Directors held six meetings, our audit committee held four meetings, our compensation committee held four meetings and our nominating and corporate governance committee held one meeting. During the 2024 fiscal year, none of our directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he/she served. Our independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Tharimmune, Inc.

c/o Secretary

34 Shrewsbury Avenue, Suite 1C

Red Bank, NJ 07701

All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

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Director Nomination Process

Identification and Evaluation of Nominees for Directors

The nominating and corporate governance committee considers candidates submitted by a variety of sources (including incumbent directors, stockholders, management and third-party search firms) when reviewing candidates to fill vacancies and/or expand the Board. If a vacancy arises or the Board decides to expand its membership, the nominating and corporate governance committee will ask each director to submit a list of potential candidates for consideration. The nominating and corporate governance committee will also consider potential nominees submitted by stockholders in accordance with the procedures set forth in the Company’s Bylaws and other processes adopted from time to time for submission of director nominees by stockholders or potential nominees submitted by management. If the nominating and corporate governance committee deems it necessary, it may also retain an independent third-party search firm to provide potential candidates. The nominating and corporate governance committee has the sole authority to approve the search firm’s fees and other retention terms.

The nominating and corporate governance committee will also consider potential nominees submitted by stockholders as required under applicable securities laws. The nominating and corporate governance committee then evaluates each potential candidate’s educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board. The nominating and corporate governance committee seeks to identify and recruit the best available candidates and intends to evaluate qualified stockholder nominees on the same basis as those submitted by Board members, management, third party search firms or other sources.

Under the Company’s Bylaws, stockholders wishing to suggest a candidate for director must write to the Company’s Secretary. In order to give the nominating and corporate governance committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2026 annual meeting, the recommendation must be received by our Secretary at our principal executive offices in accordance with our procedures detailed in the section entitled “When are Stockholder Proposals Due for the 2026 Annual Meeting?”

Such submissions must state, among other things: (A) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (or any successor thereto) and Rule 14a-11 thereunder (or any successor thereto) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (B) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (C) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and (E) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board of Directors.

Director Qualifications

Our Board of Directors is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

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Our Board of Directors encourages selection of directors who will contribute to the Company’s overall corporate goals. Individual directors may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors’ overall effectiveness, and the needs of the Board of Directors and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Board of Directors considers these factors in the light of the specific needs of the Board of Directors at that time.

A director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. There are no limits term that may be served by a director; however, in connection with evaluating recommendations for nomination for reelection, the Board of Directors considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

Policy for the Recovery of Erroneously Awarded Compensation

As required by the listing standards adopted by Nasdaq as a result of SEC rulemaking, our Board recently adopted a new Policy for the Recovery of Erroneously Awarded Compensation. The policy provides that the Company must promptly recover specified incentive-based compensation that is received by our Section 16 officers on or after October 2, 2023, regardless of fault or misconduct, upon specified accounting restatements of the Company’s financial statement that resulted in such persons receiving an amount that exceeded the amount that would have been received if based on the restated financial statements. There are limited exceptions to the recovery requirement as set forth in the listing standards. Incentive-based compensation is defined as any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. The subject compensation will be determined without regard to any net settlement of, or taxes paid or payable or withheld on, such compensation, but there will not be any duplicative recovery by the Company. As specified in the listing standards, the Company cannot indemnify, or pay or reimburse for insurance for, a Section 16 officer for recoveries under this policy.

The recovery period under the policy is three full years preceding the date our Board or a committee thereof as directed by the Board concludes, or reasonably should have concluded, that an accounting restatement is required. If applicable, the Company will provide the current or former Section 16 officer with a written demand for repayment or return and the method thereof. If such repayment or return is not made when due, the policy provides that the Company will take all reasonable and appropriate actions to recover such erroneously awarded compensation from such person.

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EXECUTIVE OFFICERS

Our executive officers as of the date of the date of this Proxy Statement, and their respective ages, are as follows:

Name	Age	Position
Mark Wendland	47	Chief Executive Officer
Mark Toomey	55	President
Jacob Asbury	52	Chief Financial Officer

Mark Wendland

Mark Wendland was appointed as Chief Executive Officer of the Company and as a director of the Board effective November 6, 2025. Prior to that, Mr. Wendland served in various roles at DRW Holdings LLC, a proprietary trading firm, from July 2019 to June of 2025. Mr. Wendland served as Partner from January 2023 to June 2025, Chief Operating Officer from September 2021 to June of 2025, and Global Treasurer from July 2019 to September 2021. Prior to his time at DRW Holdings LLC, Mr. Wendland served as a Global Treasury Manager at Citadel LLC, a hedge fund and financial services company from September 2003 to January 2019. Mr. Wendland received his B.S. in Business Administration from Carroll College.

Mark Toomey

Mark Toomey was appointed as President of the Company effective November 6, 2025. Since March 2025, Mr. Toomey has served as the Managing Director and Head of Business Development for Liberty City Ventures, a venture capital firm that focuses on investing in early-stage blockchain and technology companies. Prior to his time at Liberty City Ventures, Mr. Toomey served as the Head of Distribution for Galaxy Digital, a digital asset and artificial intelligence company, from March 2021 to March 2025. Prior to Galaxy Digital, Mr. Toomey served as the Head of Pensions, Endowments and Foundations at J.P. Morgan from 2019 to March 2021. Prior to his time at J.P. Morgan, Mr. Toomey served as the Managing Director and Head of Institutional Equity Derivatives at Goldman Sachs. Mr. Toomey received his B.A. in American Studies from Syracuse University and his MBA from Georgetown University.

Jacob Asbury

Jacob Asbury was appointed as Chief Financial Officer of the Company effective December 10, 2025. Mr. Asbury served as Chief Financial Officer of Clear Street Group, Inc. from September 2021 to December 2023, after which he led an independent advisory practice focused on financial systems implementation, reporting optimization, and process automation from January 1, 2024 to date. Mr. Asbury also served as Chief Financial Officer of Performance Flight & Custom Jet Charters from June 2020 to September 2021, and as Chief Financial Officer of Instinet Incorporated from 2010 to 2020. Mr. Asbury holds a bachelor’s degree from the University of Vermont.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or accrued during the fiscal year ended December 31, 2024 and 2023 to our principal executive officer and an additional officer (collectively the “named executive officers”) as of the dates thereof, including:

●	Randy Milby, Previous Chief Executive Officer and President;
●	Sireesh Appajosyula, Previous Interim Chief Financial Officer;
●	Mark Wendland, Chief Executive Officer;
●	Mark Toomey, President;
●	Jacob Asbury, Chief Financial Officer;

Name and Principal Position	Year		Salary ($)	Bonus ($)	Option awards ($)(2)	Total ($)
Randy Milby, President and Previous Chief Executive Officer	2024	(1)	$517,769	$312,600	$128,965	$959,334
	2023	(3)	$375,000	$218,750	$148,665	$742,415
Sireesh Appajosyula, Previous Interim Chief Financial Officer	2024	(4)	$407,108	$208,400	$85,117	$700,625
	2023	(5)	$184,615	$200,000	$3,070	$387,685
Mark Wendland, Chief Executive Officer	2024	(6)	$0	$0	$0	$0
	2023		$0	$0	$0	$0
Mark Toomey, President	2024	(7)	$0	$0	$0	$0
	2023		$0	$0	$0	$0
Jacob Asbury, Chief Financial Officer	2024	(8)	$0	$0	$0	$0
	2023		$0	$0	$0	$0

(1)	For the year ended December 31, 2024, Mr. Milby was compensated with bonus of $312,600, to be paid 50% through cash bonus and 50% equity bonus awarded through stock options. In addition, Mr. Milby received stock options to purchase 57,707 shares of common stock as set forth in the employment agreement. See Note 6 to our audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 26, 2025. Mr. Milby resigned from the Company in June 2025.
(2)	Reflects the aggregate grant date fair value of stock options granted during the fiscal year calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions made by us in determining the grant date fair value of our equity awards see Note 4 to our audited consolidated financial statements for the year ended December 31, 2024 filed with the SEC on March 26, 2025.
(3)	For the year ended December 31, 2023, Mr. Milby was compensated with stock options to purchase 1,374 shares of common stock, adjusted for reverse stock split effected May 2024, as set forth in the employment agreement. See Note 6 to our audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 26, 2025.
(4)	For the year ended December 31, 2024, Mr. Appajosyula was compensated with bonus of $208,400, to be paid 50% through cash bonus and 50% equity bonus awarded through stock options. In addition, Mr. Appajosyula received stock options to purchase 38,087 shares of common stock as set forth in the employment agreement. See Note 6 to our audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 26, 2025.
(5)	For the year ended December 31, 2023, Mr. Appajosyula was compensated with stock options to purchase 67 shares of common stock, adjusted for reverse stock split effected May 2024, as set forth in the employment agreement. See Note 6 to our audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 26, 2025.
(6)	For the years ended December 31, 2024 and 2023, Mr. Wendland’s compensation is $0 because he became an officer and director of the Company in November 2025.
(7)	For the years ended December 31, 2024 and 2023, Mr. Toomey’s compensation is $0 because he became an officer and director of the Company in November 2025.
(7)	For the years ended December 31, 2024 and 2023, Mr. Asbury’s compensation is $0 because he became an officer of the Company in December 2025.

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Narrative Disclosure to Summary Compensation Table

Except as otherwise described below, there are no compensatory plans or arrangements, including payments to be received from the Company with respect to any named executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or our subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Employment Agreements

Employment Agreement with Mark Wendland

On November 6, 2025, in connection with and as a result of the consummation of the financing for a private investment in public equity of the Company (the “PIPE Financing”), the Company entered into an employment agreement with Mr. Wendland setting forth the terms and conditions of his employment with as the Company’s Chief Executive Officer (the “Wendland Employment Agreement”). Under the terms of his employment agreement, Mr. Wendland is entitled to receive (i) an annual base salary of $500,000, subject to review and adjustment by the Company from time to time, (ii) a one-time sign-on bonus of $150,000, (iii) eligibility for an annual performance-based cash bonus,(a) for 2025, in a minimum amount equal to $125,000 and (b) for 2026, in an amount equal to $500,000, plus an additional amount as determined by the Board, in its sole and absolutely discretion, with a target equal to $250,000, and (c) for calendar years after 2026, in an amount determined by the Board in its sole and absolute discretion, in each case subject to continuous employment with the Company. Mr. Wendland will also be eligible to receive a grant of time-based and performance-based restricted stock units equal to 1.0% of the Company’s common stock on a fully diluted basis following the closing of the PIPE financing, subject to Board approval, vesting conditions established by the Board (or its compensation committee) and other conditions. The agreement contains customary confidentiality, non-compete, non-solicitation, and intellectual property provisions, and may be terminated by either party in accordance with its terms.

In the event Mr. Wendland terminates his employment for “good reason” or the Company terminates his employment without “cause” (as defined in his employment agreement), he is entitled to receive the following benefits, subject to their execution of a general release of claims in the Company’s favor and obligations regarding solicitation, return of property, and restrictive covenants, non-solicitation of customers, non-solicitation of employees, non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy; (iv) twelve (12) months of base salary; provided, however, that if his employment is terminated by us without “cause” or if he terminates for “good reason” prior to the date in calendar year 2027 that he is to be paid a bonus for his service in calendar year 2026, then the severance pay is equal to $1,000,000; and (v) if he terminates for “good reason” or we terminate their employment without “cause” within twelve (12) months following a change in control (as defined in his employment agreement), all unvested time-vesting conditions of the restricted stock unit awards accelerate and vest in full.

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In the event Mr. Wendland voluntarily resigns other than for “good reason” (as such term is defined therein) or his employment is terminated by us for “cause,” (as such term is defined therein) he will be entitled to (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; and (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy.

Employment Agreement with Mark Toomey

On November 6, 2025, in connection with and as a result of the consummation of the PIPE Financing, the Company entered into an employment agreement with Mr. Toomey setting forth the terms and conditions of his employment as the President of the Company (the “Toomey Employment Agreement”). Under the terms of his employment agreement, Mr. Toomey will be entitled to receive (i) an annual base salary of $500,000, subject to review and adjustment by the Company from time to time, (ii) eligibility for an annual performance-based cash bonus(a) for 2025, in a minimum amount equal to $125,000, (b) for 2026, in a minimum amount equal to $500,000, and (c) for calendar years after 2026, in an amount determined by the Board in its sole and absolute discretion, subject to continuous employment with the Company. Mr. Toomey will also be eligible to receive a grant of time-based and performance-based restricted stock units equal to 0.9% of the Company’s common stock on a fully diluted basis following the closing of the PIPE financing, subject to Board approval, vesting conditions established by the Board (or its compensation committee) and other conditions. The agreement contains customary confidentiality, non-compete, non-solicitation, and intellectual property provisions, and may be terminated by either party in accordance with its terms.

In the event Mr. Toomey terminates his employment for “good reason” or the Company terminates his employment without “cause” (as defined in his employment agreement), he is entitled to receive the following benefits, subject to their execution of a general release of claims in the Company’s favor and obligations regarding solicitation, return of property, and restrictive covenants, non-solicitation of customers, non-solicitation of employees, non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy; (iv) twelve (12) months of base salary; (v) an amount equal to any unpaid portion of his 2025 bonus and 2026 bonus as of the date of termination; and (vi) if he terminates for “good reason” or we terminate their employment without “cause” within twelve (12) months following a change in control (as defined in his employment agreement), all unvested time-vesting conditions of the restricted stock unit awards accelerate and vest in full.

In the event Mr. Toomey voluntarily resigns other than for “good reason” (as such term is defined therein) or his employment is terminated by us for “cause,” (as such term is defined therein) he will be entitled to (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; and (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy.

Employment Agreement with Jacob Asbury

Jacob Asbury was appointed as the Chief Financial Officer on December 10, 2025. In connection with his appointment as Chief Financial Officer, the Company entered into an employment agreement with Mr. Asbury setting forth the terms and conditions of his employment with the Company (the “Asbury Employment Agreement”) dated December 10, 2025. Under the terms of the Asbury Employment Agreement, Mr. Asbury will be entitled to receive: (i) an annual base salary of $300,000, subject to review and adjustment by the Company from time to time; and (ii) eligibility for an annual cash-based performance bonus, in an amount determined by the Board in its sole and absolute discretion, with a target amount equal to $100,000, subject to continuous employment with the Company. Mr. Asbury will also be eligible to receive grants of time-based and/or performance-based equity awards, in a form and amount determined by the Board in its sole and absolute discretion, subject to Board approval, vesting conditions established by the Board (or its compensation committee) and other conditions. The agreement contains customary confidentiality, non-compete, non-solicitation, and intellectual property provisions.

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The Asbury Employment Agreement provides that Mr. Asbury’s employment is at will and may be terminated by either party at any time, with or without cause or notice. The Asbury Employment Agreement provides that in the event Mr. Asbury terminates his employment for “good reason” (as defined in the Asbury Employment Agreement) or the Company terminates his employment without “cause” (as defined in the Asbury Employment Agreement), he is entitled to receive the following benefits, subject to his execution of a general release of claims in the Company’s favor and obligations regarding solicitation, return of property, and restrictive covenants, non-solicitation of customers, non-solicitation of employees, non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy; and (iv) twelve (12) months of base salary.

In the event Mr. Asbury voluntarily resigns other than for “good reason” (as defined in the Asbury Employment Agreement) or his employment is terminated by us for “cause” (as defined in the Asbury Employment Agreement), he will be entitled to receive: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; and (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy.

The foregoing description of the Asbury Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asbury Employment Agreement, which is filed as Exhibit 10.1 and incorporated by reference herein.

Employment Agreement with Randy Milby

We originally entered into an employment agreement with Randy Milby, to serve as our President and Chief Executive Officer, on January 1, 2019. Such employment agreement was subsequently amended, including, but not limited to, on January 1, 2021, to reflect such that in lieu of base salary, Mr. Milby would receive stock options to purchase 18,939 shares of our common stock per month at an exercise price of $7.822 per share effective January 1, 2021 until funding meets or exceeds $5,000,000, after which time, cash compensation of $300,000 per year would be paid. The amendment also provided for a base salary of $435,000 after we received funding greater than $5,000,000, or we completed an initial public offering or similar transaction as set forth in the employment agreement. In addition, if Mr. Milby raised more than $5,000,000, he would receive a grant of stock options to acquire 30,303 shares of our common stock with an exercise price based upon the most recent 409A valuation. Subsequently, on January 20, 2021, we entered into a further amendment to the employment agreement pursuant to which Mr. Milby would receive a base salary of $200,000.

On June 1, 2021, we entered into an Amended and Restated Employment Agreement, as amended on September 24, 2021 (the “Amended and Restated Employment Agreement”), with Randy Milby pursuant to which Mr. Milby continues to serve as our President and Chief Executive Officer. The term of the Amended and Restated Employment Agreement commenced upon the closing of our initial public offering and continues for a period of five years and automatically renews for successive one-year periods at the end of each term unless either party provides written notice of their intent not to review at least 60 days prior to the expiration of the then effective term. Pursuant to the Amended and Restated Employment Agreement, Mr. Milby will receive an annual base salary of $485,000, which may be increased from time to time, and shall be eligible to receive an annual cash bonus equal to 55% of his then base salary based upon the achievement of Company and individual performance targets established by our board. In addition, in the first year in which our market capitalization (as defined in the Amended and Restated Employment Agreement) equals or exceeds (i) $250 million, Mr. Milby shall receive a cash payment of $150,000; (ii) $500 million, Mr. Milby shall receive a cash payment of $350,000; and (iii) $1 billion, Mr. Milby shall receive a cash payment of $750,000. Furthermore, on January 14, 2022, Mr. Milby was granted an option to purchase 757,575 shares of our common stock at an exercise price of $4.00 per share which shall vest over a 48-month period commencing 12 months after the date of grant. This shall be in addition to any additional equity-based compensation awards we may grant Mr. Milby from time to time.

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On July 6, 2023, we entered into an amended and restated employment agreement (the “CEO Employment Agreement”) with Mr. Milby. The Employment Agreement has the same terms as of the COO Employment Agreement (as defined below) except, Mr. Milby shall (i) receive a base salary of $500,000 per year, which may be increased by the Board; and (ii) be eligible to receive an annual bonus equal to 60% of his then base salary based upon the achievement of Company and individual targets to be established by the Board, in its sole discretion. In addition, in the event Mr. Milby’s employment is terminated by the Company other than as a result of his death or Disability (as defined in the CEO Employment Agreement) and other than for Cause (as defined in the CEO Employment Agreement), or if Mr. Milby terminates his employment for Good Reason (as defined in the CEO Employment Agreement), then, in addition to the Accrued Compensation, the Company shall continue to pay Mr. Milby’s base salary and provide health benefits for a period of 18 months following the termination date and all Restricted Shares and Stock Options that have not vested as of the date of termination shall be forfeited and outstanding unvested time-based equity awards shall be accelerated in accordance with the applicable vesting schedule as if Mr. Milby had been in service for an additional 12 months as of the termination date.

Pursuant to the Amended and Restated Employment Agreement and the CEO Employment Agreement, Mr. Milby’s employment may be terminated (i) by us for Cause (as defined in the Amended and Restated Employment Agreement and the CEO Employment Agreement); (ii) upon Mr. Milby’s death; (iii) upon Mr. Milby’s Disability (as defined in the Amended and Restated Employment Agreement); (iv) or by Mr. Milby for Good Reason (as defined in the Amended and Restated Employment Agreement). In the event Mr. Milby’s employment is terminated, we shall pay Mr. Milby his then base salary through the last day of his employment, the reimbursement of expenses incurred on or prior to the termination date and any earned but unpaid bonus (collectively, the “Accrued Compensation”). In the event Mr. Milby’s employment was terminated as a result of his death or Disability, we were to pay Mr. Milby (i) the Accrued Compensation, (ii) his then base salary through the date which is 90 days after his death or Disability and (iii) such other or additional benefits as may be provided under our employee benefit plans, programs and arrangements (collectively, the “Plans”). In addition, all shares of our capital stock that are subject to vesting and all stock options that are scheduled to vest on or before the next succeeding anniversary of the effective date of the Amended and Restated Employment Agreement were to be accelerated and deemed to have vested as of the termination date. All shares and options that have not vested as of the date of termination were to be forfeited. Any stock options that have vested as of the termination date shall remain exercisable until the earlier of (i) 60 months after the termination date and (ii) the expiration date of the option (all payments to be paid upon Mr. Milby’s death or Disability are hereinafter referred to as the “Death and Disability Severance”). Any payments that shall be made to Mr. Milby as a result of his Disability shall be contingent upon Mr. Milby executing a general release within 21 days of separation from service.

In the event Mr. Milby’s employment was terminated for Cause, Mr. Milby was to receive (i) the Accrued Compensation and (ii) such other and additional benefits, if any, as may be required pursuant to the Plans, and all shares that have not vested as of the termination date shall be forfeited while all stock options that are vested as of the termination date shall remain exercisable for 90 days after such termination (all payments to be paid upon termination of Mr. Milby’s termination for Cause are hereinafter referred to as the “Cause Severance”). If Mr. Milby’s employment is terminated other than for death, Disability or Cause, including if Mr. Milby’s employment is terminated for Good Reason, then, subject to the execution of a separation agreement within 60 days from the separation of service, we shall pay Mr. Milby, (i) the Accrued Compensation, (ii) his then base salary and provide him with health benefits for a period of 12 months following the effective date of his separation from service and (iii) provide such other or additional benefits, if any, as may be provided under the Plans. Furthermore, all shares and stock options that have not vested as of the termination date shall be forfeited, and any stock options that have vested as of the termination date shall remain exercisable until the earlier of (i) 60 months following such termination and (ii) the termination date of such option (all payments to be paid upon Mr. Milby’s termination other than for death, Disability or Cause, including Good Reason, are hereinafter referred to as the “Other Severance” and together with the Death and Disability Severance and the Cause Severance, “Severance”). In the event Mr. Milby’s employment is terminated either (i) by us without Cause at any time within 12 months prior to the consummation of a Change of Control (as defined in the Amended and Restated Employment Agreement), (ii) by Mr. Milby for Good Reason at any time within 12 months after the consummation of a Change of Control or (iii) by us without Cause at any time upon or within 12 months after the consummation of a Change of Control, then Mr. Milby shall (A) be entitled to the acceleration and vesting in full of any then outstanding and unvested equity award, with options continuing to be exercisable for 60 months following termination (or, if earlier, their expiration date) and (B) all Severance; provided, however, that such Severance amount shall equal two times the sum of Mr. Milby’s then base salary and target bonus and the Severance period shall be 24 months. As noted above, Mr. Milby resigned from the Company in June 2025.

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Equity Grant Practices

Policies and Practices Regarding the Grant of Equity Awards

We do not schedule the grant of any equity awards in anticipation of the disclosure of material, non-public information and we do not schedule the disclosure of material, non-public information based on the timing of granting equity awards. We have not adopted a formal policy that dictates the timing of equity award grants. We may choose to grant equity awards outside of the annual broad-based awards (e.g., as part of a new hire package or as a retention or promotional incentive). Stock options may be granted only with an exercise price at or above the closing market price of our common stock on the date of grant. During 2024, no stock option grants were made to any of our named executive officers during any period beginning four business days before the filing or furnishing of a periodic report or current report and ending one business day after the filing or furnishing of any such report with the SEC. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NASDAQ listing standards.

2017 Stock Incentive Plan

Our board of directors and our stockholders approved the 2017 Stock Incentive Plan (“2017 Plan”) on March 30, 2017, which allowed for the granting of incentive stock options, non-statutory stock options, restricted stock, restricted stock units, and other stock-based awards to the employees, officers, directors and individual consultants of the Company.

2019 Stock Incentive Plan

Our board of directors and our stockholders approved the 2019 Stock Incentive Plan (“2019 Plan”) on July 24, 2019, which allowed for the granting of incentive stock options, non-statutory stock options, restricted stock, restricted stock units, and other stock-based awards to the employees, officers, directors and individual consultants of the Company.

2023 Omnibus Equity Incentive Plan

Our board of directors and our stockholders approved the 2023 Omnibus Equity Incentive Plan (“2023 Equity Incentive Plan”) on August 17, 2023, which allowed for the granting of incentive stock options, non-statutory stock options, restricted stock, restricted stock units, and other stock-based awards to the employees, officers, directors and individual consultants of the Company.

Bonus Arrangements

Pursuant to the terms of the executive employment agreements described above, the Company, through the Board, has the discretion to determine the amounts of the annual incentive bonus payments which executives may receive. Based on the review of the Company’s performance for the calendar year 2024, the board, in its sole discretion, determined to pay the bonuses to the named executive officers listed in the summary compensation table above.

Employee Benefit Plans

To the extent eligible under the applicable plans and programs, an executive and an executive’s family are entitled to participate in the Company’s medical, dental, and vision plans.

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Outstanding Equity Awards as of December 31, 2024

The following table sets forth information concerning outstanding equity awards held by our named executive officers as of December 31, 2024.

		OPTION AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Randy Milby	6/20/2018	52	-	-		$4,950.00	6/20/2028
	9/20/2018	31	-	-		$4,950.00	9/20/2028
	7/31/2019	26	-	-		$29.70	7/31/2029
	9/17/2019	6	-	-		$990.00	9/17/2029
	9/19/2019	6	-	-		$990.00	9/19/2029
	11/5/2019	3	-	-		$990.00	11/05/2029
	12/13/2019	22	-	-		$990.00	12/13/2029
	12/31/2019	102	-	-		$990.00	12/31/2029
	4/30/2020	21	-	-		$117.81	4/30/2030
	5/31/2020	21	-	-		$117.81	5/31/2030
	6/30/2020	21	-	-		$117.81	6/30/2030
	7/31/2020	21	-	-		$117.81	7/31/2030
	8/31/2020	21	-	-		$117.81	8/31/2030
	9/30/2020	21	-	-		$117.81	9/30/2030
	10/31/2020	21	-	-		$1,431.54	10/31/2030
	11/12/2020	21	-	-		$1,431.54	11/12/2030
	11/12/2020	102	-	-		$1,431.54	11/12/2030
	11/30/2020	21	-	-		$1,431.54	11/30/2030
	12/31/2020	21	-	-		$1,431.54	12/31/2030
	1/31/2021	51	-	-		$2,933.37	1/31/2031
	2/01/2021	122	-	-		$2,933.37	2/01/2031
	2/28/2021	51	-	-		$2,933.37	2/28/2031
	3/31/2021	51	-	-		$2,933.37	3/31/2031
	4/02/2021	102	-	-		$2,933.37	4/02/2031
	4/30/2021	51	-	-		$2,933.37	4/30/2031
	5/31/2021	51	-	-		$2,933.37	5/31/2031
	1/12/2022	2,021	-	523	(1)	$1,500.00	1/12/2032
	1/01/2023	1,374	-	-		$146.25	1/1/2033
	8/09/2024	57,707	-	33,662	(2)	$2.925	8/09/2034
Sireesh Appajosyula	8/30/2019	102	-	-		$29.70	8/30/2024
	3/21/2022	134	-	-		$498.75	3/21/2032
	11/07/2023	67	-	-		$59.14	11/07/2033
	8/09/2024	38,087	-	22,217	(2)	$2.925	8/09/2034

(1)	25% of the options vested on the one-year anniversary of the vesting starting date (January 12, 2022), with the remaining options vesting in equal installments over a period of 48 months.
(2)	Options vesting in equal installments over a period of 12 months.
(1)	25% of the options vested on the one-year anniversary of the vesting starting date (January 12, 2022), with the remaining 574,573 of the options vesting in equal installments over a period of 48 months.

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Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during the fiscal year ended December 31, 2024. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2024. Directors are reimbursed for out-of-pocket expenses incurred for reasonable travel and other business expenses in connection with their service as directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Leonard Mazur	$31,356	$5,259	$34,426
Lynne Bui	$38,500	$5,259	$41,570
Sireesh Appajosyula	$5,413	$85,118	$8,483
Kelly Anderson	$40,027	$5,259	$46,168

(1) The amounts reported do not reflect the amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted to our non-employee directors during the year ended December 31, 2024, as computed in accordance with the Financial Accounting Standard Board ASC Topic 718 for stock-based compensation transactions. See Note 4 - Stock-Based Compensation to our audited consolidated financial statements for the year ended December 31, 2024 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2025 for more information regarding the Company’s accounting for share-based compensation plans. As required by the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

The following table provides information regarding the additional annual compensation (paid on a quarterly basis) each non-employee director earns for service as a member of any committee of the board of directors for the fiscal year ended December 31, 2024:

Position	Retainer
Board member	$65,600
Audit committee chair	15,000
Audit committee member	7,500
Compensation committee chair	8,000
Compensation committee member	4,000
Nominating and corporate governance chair	6,000
Nominating and corporate governance member	3,000

Following the closing of the November PIPE, the Company adopted a director compensation program under which each non-employee director receives an annual cash retainer of $100,000. Members of the Board are also eligible to receive annual equity awards valued at $100,000, granted in the form of stock options, which vest in equal quarterly installments following the grant date, subject to continued service. As this Proxy Statement relates to fiscal year 2024, we discuss the compensation that the Company paid to the 2024 executive officers and 2024 non-employee director. The director compensation adopted in 2025 will be reflected in the summary compensation table included in the annual proxy statement for the fiscal year ending December 31, 2025.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information about our equity compensation plans as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,549,023	$7.32	42,201
Equity compensation plans not approved by security holders
Total	1,549,023	$7.32	42,201

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC rules require us to disclose any transaction since the beginning of our last fiscal year, or any currently proposed transaction in which we are a participant in which the amount involved exceeded or will exceed $120,000 and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our Common Stock, or an immediate family member of any of those persons.

During our fiscal years ended December 31, 2024 and December 31, 2023, we have not been a party to any transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, or in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement.

Since December 31, 2024, the Company entered into transactions with related parties, including officers, directors, and their affiliates. The transactions are conducted in the ordinary course of business and are generally on terms no less favorable than those available to unrelated third parties.

Related Person Transaction Policy

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;
●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

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●	the availability of other sources for comparable services or products; and
●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

Independence of the Board of Directors

Our board of directors undertook a review of the independence of our directors and considered whether any director has a relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our board of directors has affirmatively determined that James Gordon Liddy, Clay Kahler, Gary Stetz and William Wiley are each an “independent director” as defined under Nasdaq rules.

Strategic Advisors

On November 3, 2025, the Company entered into the Strategic Advisor Agreement (as defined below) to issue to certain strategic advisors (the “Strategic Advisors”, and the Strategic Advisor that is party to the Strategic Advisor Agreement, the “Lead Strategic Advisor”) warrants to purchase shares of Common Stock (the “Strategic Advisor Warrants”) equal to 5.00% of the aggregate number of shares of Common Stock of the Company on a fully diluted basis (including all outstanding shares of Common Stock, and shares of Common Stock issuable pursuant to outstanding options, warrants and other convertible securities) sold in such offering at an exercise price of $0.001, pursuant to a Strategic Advisor Agreement between the Company and the Lead Strategic Advisor, and the shares of Common Stock issuable upon exercise of the Strategic Advisor Warrants are referred to therein as the “Strategic Advisor Warrant Shares”. The Strategic Advisor Warrants are subject to vesting, and will first become vested and exercisable on the later of (i) the effectiveness of a registration statement registering the issuance of the Strategic Advisor Warrant Shares or (ii) the effective date of the approval of Proposal 2. The Strategic Advisor Warrants are not transferable. Each Strategic Advisor agreed not to sell, transfer, pledge, hedge, or otherwise dispose of any Common Stock issued upon the exercise of the Strategic Advisory Warrants for a period of one hundred eighty (180) days after the closing date of the Offerings, except that the Strategic Advisors may each transfer such Common Stock without regard to such lock-up period (i) to its respective affiliates that agree in writing to be bound by the remainder of such lock-up period, or (ii) with the Company’s prior written consent. Mr. Toomey and Mr. Wendland, our President and our Chief Executive Officer, are affiliated with the Lead Strategic Advisor.

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PIPE Investments

On June 20, 2025, the Company completed a previously announced private placement transaction (the “June PIPE”) in connection with certain securities purchase agreement, dated as of June 13, 2025 (the “Purchase Agreement”), with certain institutional investors (the “Purchasers”) for the issuance of an aggregate of (i) 1,551,351 shares of the Common Stock (the “PIPE Shares”), (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 137,838 shares of the Company’s Common Stock at an exercise price of $0.001 per share, (iii) Series A warrants (the “Series A Warrants”) to purchase up to 1,689,189 shares of the Company’s Common Stock, at an exercise price of $1.29 per share of Common Stock and (iv) Series B warrants (the “Series B Warrants”, togethers with the PIPE Shares, the Pre-Funded Warrants and the Series A Warrants, the “Acquired Securities”) to purchase up to 844,572 shares of the Company’s Common Stock at an exercise price of $3.00 per share of Common Stock. The Acquired Securities were issued in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder, as well as applicable state securities law exemptions. President Street Global acted as the private placement agent in connection with the June PIPE and received warrants to purchase up to 326,750 shares of the Company’s Common Stock.

In connection with the Closing, certain director and executive officer of the Company participated in the June PIPE on the same terms as other purchasers. The Company’s current Chief Executive Officer agreed to purchased 60,806 shares of Common Stock, Series A Warrants to purchase up to 60,806 shares of Common Stock, and Series B Warrants to purchase up to 30,403 shares of Common Stock. The Company’s Chairman of the Board agreed to purchase an aggregate of 337,338 shares of Common Stock, Series A Warrants to purchase up to 337,838 shares of Common Stock, and Series B Warrants to purchase up to 168,918 shares of Common Stock, and the Chairman is affiliated with the President Street Global.

On November 6, the Company completed a previously announced private placement transaction (the “November PIPE”) in connection with certain securities purchase agreements, dated as of November 3, 2025, for the issuance of an aggregate of 25,966,048 shares of Common Stock, certain pre-funded warrants to purchase 6,351,021 shares of Common Stock and the Cryptocurrency Pre-Funded Warrants. In connection with the November PIPE, the Board approved cash bonus to the Chairman of the Board of $2.05 million, and our prior Interim Chief Financial Officer of $1.9 million.

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PROPOSAL 2

APPROVAL OF THE EXERCISE OF THE STRATEGIC ADVISOR WARRANTS

We are asking stockholder approval, as required by Nasdaq Listing Rule 5635(a), of the issuance of shares of our Common Stock underlying the currently outstanding Strategic Advisor Warrants issued to certain strategic advisors in connection with the Strategic Advisor Agreement.

Terms of the Strategic Advisor Agreement and Strategic Advisor Warrant Agreement

On November 3, 2025, the Company entered into a Strategic Advisor Agreement (the “Strategic Advisor Agreement”) with DRW Canton Investments LLC, as the lead strategic advisor (the “Lead Advisor”), pursuant to which the Company engaged the Lead Advisor and certain other strategic advisors (collectively, the “Strategic Advisors”) to provide strategic advice and guidance, as well as related services, relating to the expansion and diversification of the Company’s core business through integration of cryptocurrency and digital asset strategies in its product offerings and as part of its treasury management strategy for an initial term of three (3) years, which term automatically renews for successive periods of one (1) year each.

Pursuant to the terms of the Strategic Advisor Agreement, the Company issued to the Strategic Advisors warrants to purchase shares of Common Stock (the “Strategic Advisor Warrants” and the shares of Common Stock issuable upon exercise of the Strategic Advisor Warrants, the “Strategic Advisor Warrant Shares”) equal to 5.0% of the aggregate number of shares of Common Stock of the Company on a fully diluted basis (including all outstanding shares of Common Stock, and shares of Common Stock issuable pursuant to outstanding options, warrants and other convertible securities) sold in such offering at an exercise price of $0.001. The Strategic Advisor Warrants are subject to vesting, and will first become vested and exercisable on the later of (i) the effectiveness of a registration statement registering the issuance of the Strategic Advisor Warrant Shares or (ii) the effective date of the approval by the Company’s stockholders of this proposal. The Strategic Advisor Warrants are not transferable. Each Strategic Advisor has agreed not to sell, transfer, pledge, hedge, or otherwise dispose of any Common Stock issued upon the exercise of the Strategic Advisory Warrants for a period of one hundred eighty (180) days after November 6, 2025, except that the Strategic Advisors may each transfer such Common Stock without regard to such lock-up period (i) to its respective affiliates that agree in writing to be bound by the remainder of such lock-up period, or (ii) with the Company’s prior written consent.

Nasdaq Listing Rules

Because our Common Stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(a).

Pursuant to Listing Rule 5635(a), shareholder approval is required prior to the issuance of securities in connection with certain transactions where the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Accordingly, to comply with Listing Rule 5635(a) and our undertakings in the Strategic Advisor Agreement, we are seeking shareholder approval of the issuance of shares of our Common Stock upon exercise of the Strategic Advisor Warrants.

Consequences of Not Obtaining Stockholders Approval

If stockholders do not vote in favor of this proposal, the Strategic Advisor Warrants will not be exercisable.

Additional Information

This summary is intended to provide you with basic information concerning the Strategic Advisor Agreement and the Strategic Advisor Warrants. The full text of the Strategic Advisor Agreement and the form of Strategic Advisor Warrants were filed as exhibits to our Current Report on Form 8-K filed with the SEC on November 5, 2025. The Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.

Vote Required

The affirmative vote of the holders of shares of Common Stock representing a majority of votes cast at the Special Meeting will be required for approval of this proposal. Abstentions will have the same effect as a vote against the matter.

Unless marked otherwise, proxies received will be voted “FOR” the approval of Proposal 2.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2

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PROPOSAL 3

CRYPTOCURRENCY WARRANT PROPOSAL

We are asking stockholders to approve the issuance of shares of our common stock upon exercise of the Cryptocurrency Pre-Funded Warrants issued in connection with our November 3, 2025 private placement offering.

Terms of the Cryptocurrency Securities Purchase Agreements

On November 3, 2025, the Company entered into securities purchase agreements (the “Cryptocurrency Securities Purchase Agreements”) with certain accredited investors (the “Cryptocurrency Purchasers”) pursuant to which the Company agreed to sell and issue to the Cryptocurrency Purchasers in a private placement offering (the “Cryptocurrency Offering”) pre-funded warrants (the “Cryptocurrency Pre-Funded Warrants”) to purchase shares of Common Stock at an offering price of $3.075 less $0.0001 (the “Cryptocurrency Pre-Funded Pre-Warrant Shares”). In the Cryptocurrency Offering, the Cryptocurrency Purchasers tendered Canton Coin to the Company as consideration for the Cryptocurrency Pre-Funded Warrants.

Each of the Cryptocurrency Pre-Funded Warrants is exercisable for one share of Common Stock at the exercise price of $0.0001 per Cryptocurrency Pre-Funded Warrant Share, and may be exercised at any time following stockholder approval until all of the Cryptocurrency Pre-Funded Warrants issued in the Cryptocurrency Offering are exercised in full.

Nasdaq Listing Rules

Because our Common Stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(a).

Pursuant to Listing Rule 5635(a), shareholder approval is required for certain issuances of common stock or securities convertible into common stock where the number of shares to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance.

Accordingly, to comply with Listing Rule 5635(a) and our undertakings in the Cryptocurrency Securities Purchase Agreements, we are seeking shareholder approval of the issuance of shares of our Common Stock upon exercise of the Cryptocurrency Pre-Funded Warrants.

Consequences of Not Obtaining Stockholders Approval

If stockholders do not vote in favor of this proposal, the Cryptocurrency Pre-Funded Warrants will not be exercisable for Common Stock.

Vote Required

The affirmative vote of the holders of shares of Common Stock representing a majority of votes cast at the Special Meeting will be required for approval of this proposal. Abstentions will have the same effect as a vote against the matter.

Unless marked otherwise, proxies received will be voted “FOR” the approval of Proposal 3.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

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PROPOSAL 4

RESTRICTED STOCK UNITS ISSUANCE PROPOSAL

We are asking stockholders to approve the issuance of restricted stock units granted to Clear Street LLC and shares of Common Stock upon settlement of such restricted stock units in connection with our November 3, 2025 private placement offering.

Terms of the RSUs

On November 3, 2025, the Company granted to Clear Street LLC (the “Holder”) certain restricted stock units (the “Advisor RSUs”) in connection with the services rendered by the Holder in connection with the private placement offering. The RSUs represent the right to receive 162,601 shares of Common Stock (the “Advisor RSU Shares”), subject to the applicable terms and conditions. There is no exercise or purchase price for the Advisor RSU Shares, and the Advisor RSUs will not be cash-settled. The Advisor RSUs will vest on the Settlement Date, which is the earlier of (i) the date on which stockholder approval is obtained and (ii) March 15, 2026. If the Company fails to obtain a stockholder approval with respect to the issuance of the RSU Shares as required by applicable Nasdaq rules by the Settlement Date, the RSUs and the underlying RSU Shares will be forfeited in full.

The Advisor RSUs are non-transferable, and do not confer any stockholder rights prior to the Settlement Date and the issuance of Advisor RSU Shares. The Company covenanted to reserve from its authorized and unissued shares a sufficient number of shares of Common Stock to provide for the issuance of Advisor RSU Shares when due, and that all Advisor RSU Shares issued upon settlement will be duly authorized, validly issued, fully paid and nonassessable, subject to applicable law.

The Advisor RSUs are subject to customary adjustment and protective provisions, including rights to participate in pro rata rights offerings and distributions to common stockholders, subject to the beneficial ownership limitations described, as well as protections in connection with specified fundamental transactions. In addition, the Holder is subject to a beneficial ownership limitation. The default beneficial ownership limitation is 9.99% (or, at the Holder’s election prior to the issuance of any Advisor RSU Shares, 4.99%).

Nasdaq Listing Rules

Because our Common Stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(c).

Nasdaq Listing Rule 5635(c) generally requires us to obtain stockholder approval prior to issuance of securities when a stock option or purchase plan is established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which shares of common stock may be acquired by our officers, directors, employees or consultants. We believe the Holder would be classified as a consultant under Nasdaq Listing Rule 5635(c). Accordingly, we are seeking the approval of our stockholders for the issuance of the Advisor RSUs and the Advisor RSU Shares issuable upon exercise of the Advisor RSUs.

Consequences of Not Obtaining Stockholder Approval

If stockholders do not vote in favor of this proposal, the Advisor RSUs will not be settled for shares of our Common Stock, and the Advisor RSUs and the underlying Advisor RSU Shares will be forfeited in full as of the Settlement Date. We will be required to incur the costs of subsequent meetings of stockholders as we have covenanted to use our reasonable best efforts to obtain a shareholder approval, which may include an adjournment of this Special Meeting if the Company’s stockholders vote in favor of such adjournment or calling another special meeting if the shareholder approval is not obtained on this Special Meeting.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of votes cast at the Special Meeting will be required for approval of this proposal. Abstentions will have the same effect as a vote against the matter.

Unless marked otherwise, proxies received will be voted “FOR” the approval of Proposal 4.

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PROPOSAL 5

APPROVAL OF AN AMENDMENT TO THE THARIMMUNE INC.

AMENDED AND RESTATED 2023 OMNIBUS EQUITY INCENTIVE PLAN

We are asking stockholders to approve an amendment to our Tharimmune Inc. Amended and Restated 2023 Omnibus Equity Incentive Plan (the “2023 Equity Incentive Plan”) to increase the number of shares available for issuance by 7,000,000 shares.

Overview

Our stockholders are being asked to approve the Second Amendment to the Tharimmune Inc. Amended and Restated 2023 Omnibus Equity Incentive Plan (the “Second Amendment”). On December 3, 2025, our Board approved the Second Amendment, subject to stockholder approval at the Special Meeting. The 2023 Equity Incentive Plan was initially adopted by our Board on October 23, 2023, and on June 10, 2025 (the “Effective Date”), we held our 2025 annual meeting of stockholders, and the shareholders approved to amend our 2023 Equity Incentive Plan, and on August 25, 2025, our Compensation Committee recommended and our Board approved an amendment to our 2023 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 792,602 shares to 2,000,000 shares, an increase of 1,207,398 shares, which amendment was approved at a special meeting of our stockholders.

Pursuant to this proposal, stockholder approval of the Second Amendment would make available for awards under the 2023 Equity Incentive Plan an additional 7,000,000 shares of Common Stock of the Company, as described below, with such amount subject to adjustment, including under the share counting rules. Stockholder approval of the Amendment also would have an impact on certain prior grants of restricted stock units. These awards shall not become payable with respect to any shares of common stock unless and until stockholders approve the Second Amendment at the Special Meeting.

The actual text of the Second Amendment is attached to this proxy statement as Appendix A.

Certain of our officers and directors may have an interest in this Proposal 5 due to their participation in the 2023 Equity Incentive Plan.

As of the Record Date, prior to stockholder approval of the Amendment, we had 1,242,794 shares of our Common Stock remaining available for issuance for awards under the 2023 Equity Incentive Plan.

Why We Believe You Should Vote for this Proposal

The Second Amendment continues to authorize the Company to grant options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards or any combination of the foregoing.

We use awards under the 2023 Equity Incentive Plan to attract and retain employees, ensure that our compensation program provides appropriate incentives to motivate our key employees, consultants, officers and non-employee directors to contribute to our long-term performance and growth, develop a culture of ownership and further align the interests of the participants and our stockholders. In November 2025, the Company adopted and implemented a Canton Coin treasury strategy. The digital asset treasury and the life sciences markets are highly competitive, and our results are largely attributable to the talents, expertise, efforts and dedication of our employees, consultants, officers and non-employee directors. Our compensation program, including the granting of equity compensation, is a crucial way to attract and recruit new employees and consultants and retain existing employees and consultants, with equity compensation serving as our primary recruitment, retention and motivational tool as opposed to cash compensation. Stockholder approval of the Second Amendment will permit us to continue to grant equity compensation awards to our key employees, consultants, officers and non-employee directors in furtherance of this philosophy.

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If the Second Amendment is not approved, we may be compelled to significantly increase the cash component of our employee and director compensation, which approach may not necessarily align employee and director compensation interests with the investment interests of our stockholders. Replacing equity awards with cash also would increase cash compensation expense and use cash that could be better utilized.

Material Changes from the 2023 Equity Incentive Plan

The Second Amendment increases the number of shares of Common Stock available for awards under the 2023 Equity Incentive Plan by 7,000,000 shares of Common Stock.

We are not seeking to make any other material changes to the terms of the 2023 Equity Incentive Plan.

Summary of the 2023 Equity Incentive Plan, as proposed to be amended

The material features of the 2023 Equity Incentive Plan are described below. The following description of the 2023 Equity Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2023 Equity Incentive Plan, as amended by Amendment thereto. Stockholders are urged to read the proposed Second Amendment, attached to this proxy statement as Appendix A. If our stockholders approve the Second Amendment, a registration statement on Form S-8 covering the shares added to the share reserve will be filed with the SEC.

General

The 2023 Equity Incentive Plan provides that the Company may grant options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards or any combination of the foregoing. Eligibility for awards under the 2023 Equity Incentive Plan is determined by the Plan Administrator (as defined below), in its sole discretion. In the event of any inconsistencies between the 2023 Equity Incentive Plan and this description, the terms and conditions of the 2023 Equity Incentive Plan shall apply.

Authorized Shares. Under the 2023 Equity Incentive Plan, approximately 2,600,000 shares of our common stock plus any forfeited shares the Company’s prior equity plans were originally reserved for issuance pursuant to the 2023 Equity Incentive Plan (which has subsequently been increased to 2,000,000 shares) pursuant to a variety of stock-based compensation awards, including stock options, stock appreciation rights, restricted stock awards, restricted stock units, and other stock-based awards. The number of shares reserved for issuance will be increased by, if approved by the Board, an annual increase, equal to the lesser of (A) 5% of the shares of stock outstanding on the last day of the immediately preceding calendar year, and (B) such smaller number of shares of stock as determined by the Board. We are seeking shareholder approval to amend our 2023 Equity Incentive Plan to increase the number of shares of common stock available for issuance by 7,000,000 shares so that the Company can continue to provide equity-based compensation as approved by our Compensation Committee.

Administration. The 2023 Equity Incentive Plan will be administered by the Board unless it delegates any or all powers with respect to the 2023 Equity Incentive Plan to a committee or subcommittee of the Board (including the compensation committee).The 2023 Equity Incentive Plan provides that the Board may delegate to a committee or subcommittee of the Board.

Subject to the terms and conditions of the 2023 Equity Incentive Plan, the plan administrator may interpret the 2023 Equity Incentive Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2023 Equity Incentive Plan. The 2023 Equity Incentive Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Eligibility. Options, restricted stock, and all other stock-based awards under the 2022 Equity Incentive Plan may be granted to individuals who are then our officers, employees, or consultants. Such awards also may be granted to our directors. Only employees of our company may be granted incentive stock options.

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Awards. The 2023 Equity Incentive Plan provides that the plan administrator may grant stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards, or any combination thereof. Each award sets forth in a separate agreement with the person receiving the award and indicates the type, terms, and conditions of the award.

Restricted Stock and Restricted Stock Units. Restricted stock and restricted stock units (“RSUs”) may be granted under the 2023 Equity Incentive Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the 2023 Equity Incentive Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options. Incentive stock options and non-statutory stock options may be granted under the 2023 Equity Incentive Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”). A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the 2023 Equity Incentive Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the 2023 Equity Incentive Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the plan administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to ten percent (10%) shareholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the plan administrator in its sole discretion, (i) through any cashless exercise procedure approved by the plan administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a stockholder with respect to the shares of the Company’s common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) may be granted either alone (a “Free-Standing SAR”) or in conjunction with all or part of any option granted under the 2023 Equity Incentive Plan (a “Related Right”). A Free-Standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the Free-Standing SAR (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing SAR may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

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The holder of a SAR will have no rights to dividends or any other rights of a shareholder with respect to the shares of the Company’s common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards. The plan administrator may grant other stock-based awards under the 2023 Equity Incentive Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The plan administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the plan administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued under the 2023 Equity Incentive Plan shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2023 Equity Incentive Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2023 Equity Incentive Plan, (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the 2023 Equity Incentive Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The 2023 Equity Incentive Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, employment, services or other agreement, if a “change in control” (as defined below) occurs and a participant is employed by, or otherwise providing services to the Company or any of its affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2023 Equity Incentive Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control. However, in the event a participant’s employment or service is terminated without “cause” (as defined below) within twenty four (24) months following a “change in control” (as defined below), the time-vesting portion of any award will accelerate and vest in full and the performance-vesting portion of any such award will vest at the target level, upon the date of termination of employment or service.

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For purposes of the 2023 Equity Incentive Plan, a “change in control” means, in summary, the occurrence of any of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the Board of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) shareholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our Board. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

For purposes of the 2023 Equity Incentive Plan, “cause” means, unless provided otherwise in an employment agreement, consulting agreement, severance agreement or award agreement, (i) the conviction, guilty plea or plea of “no contest” by the participant to any felony or a crime involving moral turpitude or the participant’s commission of any other act or omission involving dishonesty or fraud, (ii) the substantial and repeated failure of the participant to perform duties of the office held by the participant, (iii) the participant’s gross negligence, willful misconduct or breach of fiduciary duty with respect to the Company or any of its subsidiaries or affiliates, (iv) any breach by the participant of any restrictive covenants, and/or (v) the participant’s engagement in any conduct which is or can reasonably be expected to be materially detrimental or injurious to the business or reputation of the Company or its affiliates.

Tax Withholding. Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2023 Equity Incentive Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the 2023 Equity Incentive Plan. The 2023 Equity Incentive Plan provides our Board with authority to amend, alter or terminate the 2023 Equity Incentive Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Shareholder approval of any such action will be obtained if required to comply with applicable law. The 2023 Equity Incentive Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Termination. The Board may terminate the 2023 Equity Incentive Plan at any time. No awards, including incentive stock options, may be granted pursuant to the 2023 Equity Incentive Plan after the 10th anniversary of the effective date of the 2023 Equity Incentive Plan, and no additional annual share increases to the 2023 Equity Incentive Plan’s aggregate share limit will occur from and after such anniversary. Any award that is outstanding on the termination date of the 2023 Equity Incentive Plan will remain in force according to the terms of the 2023 Equity Incentive Plan and the applicable award agreement.

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Clawback. If the Company is required to prepare a financial restatement due to the Company’s material non-compliance with any financial reporting requirement under the securities law, then the plan administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three completed fiscal years that the plan administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the plan administrator in its sole and absolute discretion, and calculated on a pre-tax basis.

U.S. Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the 2023 Equity Incentive Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options

A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

In general, no taxable income is realized by a participant upon the grant of an incentive stock option (“ISO”). If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2023 Equity Incentive Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

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Stock Appreciation Rights

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of common stock received upon exercise of a SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock

A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of common stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units

In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of common stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards

With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Equity Award Grant Policies and Practices

In accordance with Item 402(x) of Regulation S-K, the Company’s policy on a go-forward basis will be to grant equity awards at times that are not proximate to the release of material nonpublic information. The compensation committee of the Board intends to schedule meetings to approve equity awards in advance and without regard to the timing of the release of earnings or other material nonpublic information. The Company does not intend to time the granting of equity awards to take advantage of any material nonpublic information.

If equity awards ultimately are granted at a time when the Company is in possession of material nonpublic information, such awards will only be made after careful consideration is given by the compensation committee of the Board, and the good-faith rationale and legitimate business reasons for the timing of making the award are documented in the Committee’s minutes. The Company does not intend to have a practice of coordinating the timing of equity award grants with the release of material nonpublic information, and any such coincidence would be incidental.

The exercise price of all stock options shall be set at the closing price of the Company common stock on the date preceding the date of the grant, which is the date the compensation committee of the Board approves the award. The Company does not and will not have a policy or practice of retroactively selecting grant dates or of granting equity awards with exercise prices that are based on a date other than the actual grant date.

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New Plan Benefits

Awards under the 2023 Equity Incentive Plan will be granted in amounts and to individuals as determined by the Board (or its compensation committee) in its sole discretion. Certain amounts have been promised to individuals pursuant to certain employment agreements and a consulting agreement.

The following table sets forth awards of RSUs that are intended to be granted by the Company to employees and directors under our 2023 Equity Incentive Plan, subject to (i) the consummation of the closing of the PIPE Financing, (ii) the Board and shareholders of the Company approve the 2023 Equity Incentive Plan, (iii) the shares underlying the 2023 Equity Incentive Plan are registered on a Form S-8, and (iv) continuous employment or service (as applicable) with the Company through the applicable date of grant.

Each of Mr. Wendland and Mr. Toomey are eligible to receive grants of time and performance-based restricted stock units in amounts equal to 1% and 0.9% of the shares of the Company’s common stock, respectively, subject to Board (or its compensation committee) approval, vesting conditions established by the Board (or its compensation committee) and other conditions. The number of shares and dollar value of the RSUs that will be granted will be determined based on the closing price of our common stock on the date of grant, are not determinable at this time, and therefore are not included in the table below.

Each of Mr. Wiley and Ms. Sommers is eligible to receive annual grants of time-based stock options, with a grant date fair value equal to $100,000, that time-vest subject to continuous service with the Company through the applicable date of grant. The number of shares that will be granted following the date of this proxy statement will be determined based on the closing price of our common stock on the date of grant, are not determinable at this time, and are therefore not included in the table below.

Name and position	Dollar value ($)		Number of units
CEO	-		-
Executive Group
Non-Executive Director Group	200,000	(1)	-
Non-Executive Officer Employee Group	-		-

(1)	The amount included includes the grants of time-based stock options equal to $100,000 to each of Mr. Wiley and Ms. Sommers, which are subject to the Board (or its compensation committee) approval, vesting conditions established by Board, and other conditions.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Special Meeting and entitled to vote is required to approve the proposed amendment of the 2023 Equity Incentive Plan. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.

Unless marked otherwise, proxies received will be voted “FOR” the approval of Proposal 5.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 5.

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PROPOSAL 6

ADJOURNMENT OF SPECIAL MEETING

The Board has approved the submission to the stockholders of a proposal to approve one or more adjournments of the Special Meeting in the event that there is not a sufficient number of votes at the Special Meeting to approve Proposals 1, 2, 3, 4 or 5. In order to permit proxies that have been timely received to be voted for such adjournments, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Special Meeting, the adjournment is for a period of less than 30 days and the record date remains unchanged, no notice of the time and place of the reconvened meeting will be given to stockholders, other than an announcement made at the Special Meeting.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present by remote communication or represented by proxy at the Special Meeting and entitled to vote is required for any adjournment of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 1, 2, 3, 4 or 5. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote “against” the matter.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 6.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our Common Stock as of December 3, 2025 by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of our Common Stock.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that we include shares of Common Stock issuable pursuant to the vesting of warrants and the exercise of stock options that are either immediately exercisable or exercisable within 60 days of December 3, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those warrants or options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. This table is based on information supplied by officers, directors and principal stockholders and Schedule 13D, Schedule 13G and Section 16 filings, if any, with the SEC. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o Tharimmune, Inc., 34 Shrewsbury Ave, Suite 1C, Red Bank, New Jersey, 07701. As of December 3, 2025, we had 36,444,785 shares of Common Stock outstanding.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage
Directors and Named Executive Officers:
Sireesh Appajosyula	200,443	(1)	*	%
Mark Toomey	-		*
Vincent LoPriore	1,121,770	(2)	*	%
Clay Kahler	25,000	(3)	*
Gary Stetz	126,351	(4)	*	%
James Gordon Liddy	25,000	(5)	*
Mark Wendland	-		*
Jacob Asbury	-		*
All Named Executive Officers and Directors as a Group (7 persons)	1,498,564		4.1%

*Represents less than 1%

(1)	Represents (i) 61,564 shares of common stock held directly by Mr. Appajosyula; (ii) 2,593 shares of common stock held by Highpoint Pharmaceuticals, LLC; (iii) 21 shares of common stock held by Channel BioConsulting LLC; and (iv) 136,265 shares of common stock issuable upon exercise of options held directly by Mr. Appajosyula. Excludes 45,000 shares of common stock issuable upon exercise of options which are subject to vesting and warrants to purchase up to 91,209 shares of common stock. Sireesh Appajosyula is the Managing Member of each of Highpoint Pharmaceuticals LLC and Channel BioConsulting LLC and in such capacity has the right to vote and dispose of the securities held by such entities. The address of Highpoint Pharmaceuticals LLC is 16192 Coastal Highway, Lewes, DE 19958. The address of Channel BioConsulting LLC is 2 Linden Court, Holmdel, NJ 07733.

(2)	Represents (i) 944,420 shares of common stock held by Gravitas Capital LP; (ii) warrants to purchase up to 127,350 shares of common stock held by Gravitas Capital LP; and (iii) 50,000 shares of common stock issuable upon exercise of options held directly by Mr. LoPriore. Excludes 50,000 shares of common stock issuable upon exercise of options which are subject to vesting held directly by Mr. LoPriore and warrants to purchase up to 506,756 shares of common stock held by Gravitas Capital LP which are not exercisable until January 25, 2026. Vincent LoPriore is the Managing Member of Gravitas Capital LP and in such capacity has the right to vote and dispose of the securities held by such entity. The address of Gravitas Capital LP is 34 Shrewsbury Ave, Red Bank, NJ, 07701.

(3)	Represents (i) 25,000 shares of common stock issuable upon exercise of options. Excludes 25,000 shares of common stock issuable upon exercise of options which are subject to vesting.

(4)	Represents (i) 101,351 shares of common stock held by Stetz Belgiovine CPA 401K F/B/O Gary S. Stetz; and (iii) 25,000 shares of common stock issuable upon exercise of options held directly by Mr. Stetz. Excludes 57,500 shares of common stock issuable upon exercise of options which are subject to vesting held directly by Mr. Stetz and warrants to purchase up to 152,026 shares of common stock held by Stetz Belgiovine CPA 401K F/B/O Gary S. Stetz which are not exercisable until January 25, 2026. Gary S. Stetz is the trustee of Stetz Belgiovine CPA 401K F/B/O Gary S. Stetz and in such capacity has the right to vote and dispose of the securities held by such entity. The address of Stetz Belgiovine CPA 401K F/B/O Gary S. Stetz is 155 Pompton Ave, Suite 204, Verona, NJ 07044.

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DOCUMENTS INCORPORATED BY REFERENCE

In accordance with Item 13(b)(2) of the SEC’s Schedule 14A, certain financial and other information required to be disclosed in connection with “Proposals 2 and 3” is incorporated by reference to (1) the following sections from the Company’s Annual Report on Form 10-K for the year ended December 31, 2024: (i) “Financial Statements and Supplementary Data”; (ii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and (iii) “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”; (2) the following sections from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025: (i) “Financial Statements”; and (ii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and (3) the following sections from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025: (i) “Financial Statements”; and (ii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. We are delivering to security holders with this Proxy Statement the aforementioned information incorporated by reference in accordance with Item 13(b)(2) of Schedule 14A.

ADDITIONAL MATTERS

Other Matters

The Company is unaware of any business, other than as described in this proxy statement, that may be considered at the Special Meeting. If any other matters should properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

To assure the presence of the necessary quorum and to vote on the matters to come before the Special Meeting, please promptly indicate your choices via the internet or phone, or by mail, according to the procedures described on the proxy card. Voting before the Special Meeting does not prevent you from attending and voting at the Special Meeting.

Householding

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, stockholders sharing an address who have been previously notified by their broker, bank or other agent and have consented to householding will receive only one copy of our proxy statement. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker.

Upon written or oral request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy materials, you may write our Secretary at 34 Shrewsbury Ave, Suite 1C, Red Bank, New Jersey, 07701, (732) 889-3111. Any stockholders who share the same address and currently receive multiple copies of the proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record or our Corporate Secretary to request information about “householding”.

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Requirements for Submission of Stockholder Proposals and Nominations for 2026 Annual Meeting

To be considered for inclusion in the proxy materials for our 2026 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, your proposal must be submitted in writing no later than January 1, 2026, to our Corporate Secretary at Tharimmune, Inc., 34 Shrewsbury Ave., Suite 1C, Red Bank, New Jersey 07701.

Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2026 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at the address stated above between March 12, 2026 and April 11, 2026. However, if our 2026 annual meeting occurs more than 30 days before or more than 60 days after June 10, 2026, we must receive nominations or proposals (i) not later than the close of business on the later of the 90th day prior to the date of the 2026 annual meeting or the 10th day following the day on which public announcement is made of the date of the 2026 annual meeting, and (ii) not earlier than the 120th day prior to the 2026 annual meeting.

The above-mentioned proposals and notice to the Corporate Secretary must also be in compliance with the Bylaws (including the information requirements therein) and the proxy solicitation rules of the SEC and Nasdaq as applicable. As such, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19 under the Exchange Act including providing notice that sets forth the information required by not earlier than the close of business on March 12, 2026 and not later than the close of business on April 11, 2026. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

Solicitation by Board; Expenses

The Board is sending you this proxy statement in connection with the solicitation of proxies for use at the Special Meeting. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $15,000 in total. The Company’s directors, officers and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication, but they will not receive any additional compensation for these services. The Company will pay the cost of preparing, assembling, and mailing the proxy materials. The Company has requested brokers, banks and other nominees to send the proxy materials to, and to obtain proxies from, the beneficial owners and the Company will reimburse such record holders for their reasonable expenses in doing so.

Your cooperation in giving this matter your immediate attention and in voting your proxies promptly is appreciated.

By Order of the Board of Directors,

Mark Wendland

Chief Executive Officer

[●], 2025

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APPENDIX A

SECOND AMENDMENT
TO AMENDED AND RESTATED

2023 OMNIBUS EQUITY INCENTIVE PLAN

RECITALS

This SECOND AMENDMENT TO THARIMMUNE, INC. AMENDED AND RESTATED 2023 OMNIBUS EQUITY INCENTIVE PLAN (this “Amendment”) of the Tharimmune, Inc. Amended and Restated 2023 Omnibus Equity Incentive Plan (the “Plan”) is made as of the 3rd day of December, 2025, by the Board of Directors (the “Board”) of Tharimmune, Inc., a Delaware corporation (the “Company”), pursuant to Section 12 of the Plan. All terms used by not defined herein shall have the meaning set forth in the Plan.

RECITALS

WHEREAS, the Board may amend, alter or terminate the Plan pursuant to Section 12 of the Plan, provided that no such action shall materially impair the rights of a Participant under any Award theretofore granted without such Participant’s consent (the “Amendment Conditions”);

WHEREAS, this Amendment satisfies the Amendment Conditions; and

WHEREAS, this Amendment is being submitted to the stockholders of the Company (the “Stockholders”) having not less than the minimum number of votes that would be necessary to authorize or to take the actions set forth herein and such Stockholders have authorized, ratified, approved, and confirmed this Amendment.

AGREEMENT

NOW, THEREFORE, the Board hereby amends the Plan as follows:

1. Shares Reserved for Issuance Under the Plan. The references to 2,000,000 shares in Sections 4(a)(i) and 4(c) of the Plan are hereby replaced with 9,000,000.

Miscellaneous.

Amendments. Except as specifically modified herein, the Plan shall remain in full force and effect in accordance with all of the terms and conditions thereof except that the Plan is hereby amended in all other respects, if any, necessary to conform with the intent of the amendments set forth in this Amendment. Upon the effectiveness of this Amendment, each reference in the Plan to “the Plan,” “hereunder,” “herein,” or words of similar import shall mean and be a reference to the Plan as amended by this Amendment.

Severability. Each provision of this Amendment shall be considered severable and if for any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and illegal.

Governing Law. This Amendment shall be governed in accordance with the laws of Delaware, without giving effect to principles of conflicts of law of New Jersey or any other state.

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